UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 8, 2011

The Providence Service Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-34221	86-0845127
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

64 East Broadway Blvd., Tucson, Arizona		85701
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (520) 747-6600

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On December 9, 2008, the Board of Directors (the “Board”) of The Providence Service Corporation, a Delaware corporation (the “Company”), declared a dividend of one preferred stock purchase right (a “Right”) for each outstanding share of the Company’s voting common stock, $0.001 par value (the “Common Stock” or the “Common Shares”), to stockholders of record at the close of business on December 22, 2008 (the “Record Date”). Each Right entitles the registered holder to purchase from the Company one one-hundredth of a share of Series A Preferred Stock, $0.001 par value per share (the “Preferred Stock”), at a specified purchase price (the “Purchase Price”), subject to adjustment. On December 9, 2008, the Company and Computershare Trust Company, N.A., as Rights Agent, entered into a Rights Agreement which was subsequently amended on October 9, 2009 (the “Initial Rights Agreement”).

On December 8, 2011, the Board approved an amendment and restatement of the Initial Rights Agreement which amends and restates in its entirety the Initial Rights Agreement. On December 9, 2011, the Company and Computershare Trust Company, N.A., as Rights Agent, executed an Amended and Restated Rights Agreement (the “Amended Rights Agreement”) to, among other things, extend the Expiration Date (as such term is defined in the Amended Rights Agreement) for an additional three-year period so that the Rights expire upon the close of business on December 9, 2014, increase the Purchase Price from $15.00 to $20.00 per one one-hundredth of a Preferred Share, expand the definition of Acquiring Person (as such term is defined in the Amended Rights Agreement) to include persons acting in concert with the person or group acquiring Common Shares, expand the definition of Beneficial Ownership (as such term is defined in the Amended Rights Agreement) to include certain derivative securities relating to the Common Stock and change certain other provisions in order to address various current practices in connection with stockholder rights agreements. In connection with the adoption of the Amended Rights Agreement, on December 9, 2011, the Company filed an Amended Certificate of Designation of Series A Junior Participating Preferred Stock (the “Amended Certificate of Designation”) with the Department of State, Division of Corporations, of the State of Delaware.

The Rights are designed to assure that all of the Company’s stockholders receive fair and equal treatment in the event of any proposed takeover of the Company and to guard against partial tender offers, open market accumulations and other abusive or coercive tactics without paying stockholders a control premium. The Rights will cause substantial dilution to a person or group (together with all affiliates and associates of such person or group and any person or group of persons acting in concert therewith (collectively, “Related Persons”)), other than specified exempt persons, that acquires 20% or more of the Common Shares (which includes for this purpose stock referenced in derivative transactions and securities) on terms not approved by the Board. The Rights are not intended to prevent a takeover of the Company and will not interfere with any merger or other business combination approved by the Board at any time prior to the first date that a person or group (together with all Related Persons) becomes an Acquiring Person (as described below).

Following is a summary of the terms of the Amended Rights Agreement and the terms of the Preferred Stock, which does not purport to be complete and is qualified in its entirety by the full text of the Amended Rights Agreement (including the Amended Form of Certificate of Designation and the other exhibits attached thereto) attached as Exhibit 4.1 hereto and incorporated herein by reference.

Distribution Date; Exercisability

Initially, the Rights are not exercisable and are attached to all Common Share certificates and no separate Rights certificates have been or will be issued. Separate certificates evidencing the Rights (“Right Certificates”) will be mailed to holders of record of the Common Shares as of the close of business on the earlier to occur of the following two dates (the earlier of such dates being the “Distribution Date”):

•

the close of business on the 10th business day (or such later date as the Board may determine from time to time prior to the Distribution Date (as hereinafter defined)) following the first date of a public announcement by the Company or an Acquiring Person (as hereinafter defined) that a person or group (together with all Related Persons), other than specified “exempt persons” (as defined in the Amended Rights Agreement), has acquired beneficial ownership of 20% or more of the Common Shares (which includes for this purpose stock referenced in derivative transactions and securities) then outstanding (an “Acquiring Person”), or that discloses information which reveals the existence of, or a majority of the Board of Directors has become aware of the existence of, an Acquiring Person (the foregoing date, a “Stock Acquisition Date”); and

•

the close of business on the 10th business day (or such later day as the Board may determine prior to the Distribution Date) following the date that any person or group (together with all Related Persons), other than specified exempt persons, commences (or first publicly announces) a tender or exchange offer (other than a Qualified Offer (as defined below)) that, if consummated, would result in that person or group (together with all Related Persons) becoming an Acquiring Person.

The Rights are not exercisable until the Distribution Date. Pursuant to the Amended Rights Agreement, the Rights will expire on December 9, 2014 (the “Expiration Date”), unless the Expiration Date is amended or unless the Rights are earlier redeemed or exchanged by the Company, in each case, as described below. As soon as practicable after the Distribution Date, separate Rights Certificates will be mailed to the holders of record of the Common Shares as of the close of business on the Distribution Date and, thereafter, the separate Rights Certificates alone will represent the Rights. Except as otherwise determined by the Board of Directors, and except for Common Shares issued upon exercise, conversion or exchange of then outstanding options, convertible or exchangeable securities or other contingent obligations to issue shares or pursuant to any employee benefit plan or arrangement, only Common Shares issued prior to the Distribution Date will be issued with Rights.

Exempt Persons

The Amended Rights Agreement provides that an Acquiring Person does not include the Company, any subsidiary of the Company, any employee benefit plan of the Company or any subsidiary of the Company, or any entity organized to hold Common Shares pursuant to any employee benefit plan of the Company or for the purpose of funding any such plan. In addition, certain inadvertent acquisitions will not trigger the occurrence of the Distribution Date. The Amended Rights Agreement also provides that any person that would otherwise be deemed an Acquiring Person as of the adoption of the Amended Rights Agreement shall be exempted but only for so long as neither it nor any of its Related Persons acquire, without the prior approval of the Board, beneficial ownership of any additional Common Shares after the adoption of the Amended Rights Agreement.

Qualified Offer

In order to ensure that the Amended Rights Agreement does not discourage prospective acquirors from making offers to acquire the Company that may be in the best interests of stockholders, the Amended Rights Agreement contains a provision to address the possible receipt of an offer that may be deemed to be a Qualified Offer (as defined in the Amended Rights Agreement).

A Qualified Offer, in summary terms, is an offer determined by a majority of the independent members of the Board to have the following characteristics, among others, which are generally intended to preclude offers that are coercive, abusive or highly contingent:

•

is a fully financed all-cash tender offer or an exchange offer offering shares of common stock of the offeror, or a combination thereof, for any and all of the outstanding Common Shares (whether such shares are outstanding at the commencement of the offer or become outstanding thereafter upon the exercise or conversion of options or other securities that are outstanding at the commencement of the offer);

•

is an offer that has been commenced and is made by an offeror (including Related Persons thereof) that beneficially owns no more than 10% of the outstanding Common Shares as of the date of such commencement;

•

is an offer whose per share offer price is greater than the higher of (a) the highest reported per share market price for Common Shares during the 24 months immediately preceding the commencement of the offer, (b) the highest price per Common Share paid by the Person making the offer (or any Related Persons thereof) during the 24 months immediately preceding the commencement of the offer, (c) an amount that is 25% higher than the average of the daily per share closing prices for the Common Shares during the immediately preceding 12 months (determined as of the trading day immediately preceding the commencement of such offer), (d) an amount that is 25% higher than the closing price per share of the Common Shares (determined as of the trading day immediately preceding the commencement of such offer); and (e) if, at the time any offer is commenced, any other offer that is a Qualified Offer has been commenced and remains open, the per share price with respect to such earlier Qualified Offer;

•

is an offer that, within 20 business days after the commencement date of the offer (or within 10 business days after any increase in the offer consideration), does not result in a nationally recognized investment banking firm retained by the Board rendering an opinion to the Board that the consideration being offered to the holders of the Common Shares is either inadequate or unfair;

•

is an offer that is subject only to the minimum tender condition described below and other customary terms and conditions, which conditions shall not include any financing, funding or similar condition or any requirements with respect to the offeror or its agents or any other Person being permitted any due diligence with respect to the books, records, management, accountants and other outside advisors of the Company;

•	is an offer pursuant to which the Company has received an irrevocable written commitment of the offeror that the offer will remain open for at least 120 business days and, if a special meeting is duly requested by stockholders in accordance with the terms of the Amended Rights Agreement, for at least 10 business days after the date of the special meeting or, if no special meeting is held within 90 business days following receipt of the special meeting notice in accordance with the Amended Rights Agreement, for at least 10 business days following such 90 business day period;

•

an offer that is conditioned on a minimum of at least two-thirds of the outstanding Common Shares not held by the Person making such offer (and such Person’s Related Persons) being tendered and not withdrawn as of the offer’s expiration date, which condition shall not be waivable;

•

an offer pursuant to which the Company has received an irrevocable written commitment by the offeror to consummate as promptly as practicable upon successful completion of the offer a second-step transaction whereby all shares of the Common Stock not tendered into the offer will be acquired at the same consideration per share actually paid pursuant to the offer, subject to statutory appraisal rights, if any;

•

a offer pursuant to which the Company has received an irrevocable, legally binding written commitment of the offeror that no amendments will be made to the offer to reduce the consideration being offered or to otherwise change the terms of the offer in a way that is adverse to a tendering stockholder (other than extensions of the offer consistent with the terms thereof); and

•	an offer that is otherwise in the best interests of the Company and its stockholders.

As discussed in the Amended Rights Agreement, additional requirements apply to offers not consisting solely of cash consideration. Notwithstanding the inclusion of a Qualified Offer provision in the Amended Rights Agreement, the Board reserves the right to reject any Qualified Offer or any other tender or exchange offer or other acquisition proposal, or take any other action with respect to any Qualified Offer or any tender or exchange offer or other acquisition proposal that the Board believes is necessary or appropriate in the exercise of its fiduciary duties.

Flip-In Event

If a Distribution Date occurs, then, each holder of a Right (except Rights which previously have been voided) will thereafter have the right to receive, upon exercise, Common Shares (or, in certain circumstances, cash, property or other securities of the Company) having a value equal to two times the exercise price of the Right. Notwithstanding any of the foregoing, following the existence of an Acquiring Person, all Rights that are, or (under certain circumstances specified in the Amended Rights Agreement) were, beneficially owned by any Acquiring Person will be null and void. The event summarized in this paragraph is referred to as a “Flip-in Event.”

For example, at an exercise price of $20.00 per Right, each valid Right following a Flip-in Event not owned by an Acquiring Person or any Related Person would entitle its holder to purchase $40.00 worth of Common Shares (or other consideration, as noted above).

Flip-Over Event

In the event that, at any time following a Distribution Date, directly or indirectly, (i) the Company is consolidated with, or merged with and into, another entity and the Company is not the surviving entity of such consolidation or merger or if the Company is the surviving entity, but its outstanding Common Shares are changed or exchanged for stock or securities (of any other person) or cash or any other property, or (ii) more than 50% of the Company’s assets or earning power is sold or transferred, each holder of a Right (except Rights which previously have been voided) shall thereafter have the right to receive, upon the exercise thereof at the then-current exercise price of the Right, that number of shares of common stock of the acquiring company, which at the time of such transaction will have a market value of two times the exercise price of the Right. The event summarized in this paragraph is referred to as a “Flip-over Event.”

For example, at an exercise price of $20.00 per Right, each valid Right following a Flip-over Event would entitle its holder to purchase $40.00 worth of the acquiring company’s common stock.

Exchange

At any time after a person becomes an Acquiring Person (and until such Acquiring Person has acquired beneficial ownership of 50% or more of the Common Shares), the Board may cause the exchange of the Rights (other than Rights owned by the Acquiring Person or any Related Person, which would have become void), in whole or in part, for Common Shares at an exchange ratio of one Common Share for each Right (or, if insufficient shares are available, the Company may issue preferred stock, cash, debt or equity securities, property or a combination thereof in exchange for the Rights).

Redemption

At any time prior to the earlier of (i) the close of business on the 10th day following the Stock Acquisition Date, or, if the Stock Acquisition Date shall have occurred prior to the Record Date, the close of business on the 10th day following the Record Date, and (ii) the final expiration date of the Amended Rights Agreement or December 9, 2014, the Board may redeem the Rights, in whole but not in part, at a price of $0.001 per Right (the “Redemption Price”), payable in cash, debt, equity securities, property or a combination thereof. The redemption of the Rights may be made effective at such time on such basis with such conditions as the Board, in its sole discretion, may establish.

In addition, as noted above, not earlier than 90 business days nor later than 120 business days after the Company receives a Qualified Offer, the holders of record of 10% of the Common Shares (excluding Common Shares beneficially owned by the Person making the Qualified Offer and such Person’s Related Persons) shall be entitled to deliver a written notice to the Company requesting a special meeting of the stockholders of the Company to vote upon a resolution authorizing the redemption of all but not less than all of the then outstanding Rights at the Redemption Price. If no person has become an Acquiring Person, the offer continues to be a Qualified Offer and stockholders representing at least a majority of the Common Shares outstanding as of the record date for the special meeting vote in favor of redeeming the rights (excluding Common Shares beneficially owned by the Person making the Qualified Offer and such Person’s Related Persons), then such Qualified Offer shall be deemed exempt from the Amended Rights Agreement on the date that the vote results are certified. If no person has become an Acquiring Person and no special meeting is held by the date required, the Rights will be redeemed at the close of business on the 10th business day following that date.

Immediately upon the effectiveness of the action of the Board ordering redemption of the Rights or the effectiveness of the redemption of the Rights pursuant to the Qualified Offer redemption provisions, the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

Amendment

Prior to the Distribution Date, the Amended Rights Agreement can be amended or supplemented in any respect (other than to decrease the Redemption Price) by the Board at any time without the approval of the holders of any Rights; provided, however, that any amendment which extends the Expiration Date of the Rights must be submitted for stockholder ratification within one year of the adoption of the Amended Rights Agreement. Thereafter, the Amended Rights Agreement may be amended only in a manner that does not decrease the Redemption Price or adversely affect the holders of the Rights (excluding any Acquiring Person or its Related Persons). Business combinations approved by the Board generally involve the redemption of the Rights or an amendment of the Amended Rights Agreement to make them inapplicable to the particular acquisition.

SEC Registration

Since the Rights are not exercisable immediately, registration of the preferred stock issuable upon exercise of the Rights with the Securities and Exchange Commission is not required until the Rights become exercisable.

Suspension of Exercisability or Exchangeability

If the Board determines that some action needs to be taken under certain terms and provisions of the Amended Rights Agreement, or in order to properly give effect to those terms and provisions, or to comply with federal or state securities laws or applicable regulations of the exchange on which the rights are traded, the Company may suspend the exercisability or exchangeability of the rights for a reasonable period sufficient to allow it to take such action or comply with such laws or regulations. In the event of any such suspension, the Company will promptly make a public announcement stating that the exercisability or exchangeability of the rights has been temporarily suspended. Upon such suspension, any rights of action vested in a rights holder will also be temporarily suspended.

Adjustment

The Purchase Price payable, and the number fractional Preferred Shares or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Shares, (ii) if holders of the Preferred Shares are granted certain rights or warrants to subscribe for or purchase Preferred Shares or securities convertible into Preferred Shares or equivalent preferred stock at less than the then-current market price (as defined in the Amended Rights Agreement) of the Preferred Shares, or (iii) upon the distribution to holders of the Preferred Shares of evidences of indebtedness, cash (excluding regular quarterly cash dividends), assets (other than a dividend payable in Preferred Shares but including any dividend payable in stock other than Preferred Shares) or of subscription rights or warrants (other than those referred to above). The number of Rights associated with each Common Share is also subject to adjustment in the event of a stock split of the Common Shares or a stock dividend on the Common Shares payable in Common Shares or subdivisions, consolidations or combinations of the Common Shares occurring, in any such case, prior to the Distribution Date. With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments amount to at least 1% of the Purchase Price.

Preferred Stock

As provided in the Amended Certificate of Designation as filed by the Company with the Department of State, Division of Corporations, of the State of Delaware on December 9, 2011, the Preferred Shares purchasable upon exercise of the Rights will not be redeemable. Each Preferred Share will be entitled to receive, when, as and if declared by the Board, a minimum preferential quarterly dividend payment of $1.00 per share or, if greater, an aggregate dividend of 100 times the dividend declared per Common Share. In the event of liquidation, the holders of the Preferred Shares will be entitled to a minimum preferential liquidation payment of $100 per Preferred Share, plus an amount equal to accrued and unpaid dividends, and will be entitled to an aggregate payment of 100 times the payment made per Common Share. Each Preferred Share will have 100 votes, voting together with the Common Shares. In the event of any merger, consolidation or other transaction in which Common Shares are changed or exchanged, each Preferred Share will be entitled to receive 100 times the amount received per Common Share. These rights are protected by customary anti-dilution provisions. Because of the nature of the Preferred Shares’ dividend, liquidation and voting rights, the value of the one one-hundredth of a Preferred Share purchasable upon exercise of each Right should approximate the value of one Common Share.

Rights of Holders

Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends.

Authority of the Board

When evaluating decisions surrounding the redemption of the Rights or any amendment to the Amended Rights Agreement to delay or prevent the Rights from detaching and becoming exercisable as a result of a particular transaction, pursuant to the Amended Rights Agreement, the Board, or any future Board, would not be subject to restrictions such as those commonly known as “dead-hand,” “slow-hand,” “no-hand,” or similar provisions.

Certain Anti-Takeover Effects

The Rights are not intended to prevent a takeover of the Company and will not interfere with any merger or other business combination approved by the Board. However, the Rights may cause substantial dilution to a person or group that acquires beneficial ownership of 20% or more of the outstanding Common Shares (which includes for this purpose stock referenced in derivative transactions and securities).

Stockholder Ratification

While the Amended Rights Agreement is effective as of the close of business on December 9, 2011, the Company intends to seek ratification of the Rights Agreement from its stockholders within the next twelve months.

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth in Items 1.01 and 5.03 is incorporated by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

See the description set forth under “Item 1.01 Entry into a Material Definitive Agreement” for a more complete description of the rights and preferences of the Series A Junior Participating Preferred Stock designated by the Amended Certificate of Designation. A copy of the Amended Certificate of Designation is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On December 9, 2011, the Company issued a press release announcing the Board’s adoption of the Amended Rights Agreement. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety. The information in this Current Report on Form 8-K under this Item 7.01 (including Exhibit 99.1) is being furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for purposes of Section 11 and 12(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), or Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. Furthermore, the information contained in Exhibit 99.1 shall not be deemed to be incorporated by reference into the Company’s filings under the Securities Act or the Exchange Act.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit	Description

3.1	Amended Certificate of Designation of Series A Junior Participating Preferred Stock, as filed with the Department of State, Division of Corporations, of the State of Delaware on December 9, 2011.

4.1	Amended and Restated Rights Agreement, dated as of December 9, 2011, by and between The Providence Service Corporation and Computershare Trust Company, N.A., as Rights Agent.

99.1	Press Release issued by The Providence Service Corporation on December 9, 2011, announcing the adoption of the Amended Rights Agreement by its Board of Directors.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PROVIDENCE SERVICE CORPORATION

Dated: December 9, 2011	By:	/s/ Michael N. Deitch
Name: Michael N. Deitch
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

3.1	Amended Certificate of Designation of Series A Junior Participating Preferred Stock, as filed with the Department of State, Division of Corporations, of the State of Delaware on December 9, 2011.

4.1	Amended and Restated Rights Agreement, dated as of December 9, 2011, by and between The Providence Service Corporation and Computershare Trust Company, N.A., as Rights Agent.

99.1	Press Release issued by The Providence Service Corporation on December 9, 2011, announcing the adoption of the Amended Rights Agreement by its Board of Directors.